Reviewed Financial Statements As of June 30, 2018 and For the Six Months Ended June 30, 2018 and 2017

TAPINFLUENCE, INC. Table of Contents Page Reviewed Financial Statements Balance Sheet ................................................................................................................................ 3 Statements of Operations ............................................................................................................... 4 Statements of Cash Flows ............................................................................................................. 5 Statements of Stockholders’ Equity .............................................................................................. 6 Notes to Financial Statements ................................................................................................. 7-18

TAPINFLUENCE, INC. Balance Sheet (Unaudited) June 30, 2018 Assets Current assets: Cash and cash equivalents $ 885,525 Accounts receivable, net 3,272,724 Prepaid expenses 34,620 Total current assets 4,192,869 Property and equipment, net 39,830 Total Assets $ 4,232,699 Liabilities and Stockholders' Deficit Current liabilities: Accounts payable $ 267,612 Accrued expenses and other current liabilities 1,519,748 Contract liabilities 1,873,983 Current portion of long-term debt, net 1,312,311 Total current liabilities 4,973,654 Noncurrent liabilities: Long-term debt, net, less current portion 300,000 Derivative warrant liabilities 80,551 Total liabilities 5,354,205 Stockholders' equity (deficit): Series B-1 convertible preferred stock 13,989,481 Series B convertible preferred stock 4,965,673 Series A-1 convertible preferred stock 3,274,979 Series A and AA convertible preferred stock 894,621 Common stock 8,967 Additional paid-in capital 304,036 Treasury stock (400,175) Accumulated deficit (24,159,088) Total stockholders' deficit (1,121,506) Total Liabilities and Stockholders' Deficit $ 4,232,699 See accompanying notes to financial statements. 3

TAPINFLUENCE, INC. Statements of Operations (Unaudited) Six Months Ended June 30, 2018 2017 Revenues Subscription $ 1,349,555 $ 2,141,163 Marketplace transaction 792,948 691,071 Professional services 99,993 89,179 Total revenues 2,242,496 2,921,413 Operating expenses 3,510,592 4,764,715 Impairment of property and equipment 31,020 — Operating loss (1,299,116) (1,843,302) Other income (expense): Interest expense (54,708) (90,128) Interest expense - amortization of loan costs (12,258) (3,069) Change in fair value of derivative warrant liabilities 2,235 2,344 Total other expense, net (64,731) (90,853) Net loss $ (1,363,847) $ (1,934,155) See accompanying notes to financial statements. 4

TAPINFLUENCE, INC. Statements of Cash Flows (Unaudited) Six Months Ended June 30, 2018 2017 Cash flows from operating activities: Net loss $ (1,363,847) $ (1,934,155) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization on property and equipment 18,527 64,805 Amortization of loan costs 12,258 3,069 Change in fair value of derivative warrant liabilities (2,235) (2,344) Impairment of property and equipment 31,020 — Stock-based compensation 27,379 42,854 Changes in operating assets and liabilities: Accounts receivable (9,094) (892,850) Prepaid expenses and deposits 124,628 (42,570) Accounts payable (53,168) (280,606) Accrued expenses and other current liabilities (125,722) 388,789 Contract liabilities (374,698) 642,691 Net cash used in operating activities (1,714,952) (2,010,317) Cash flows from investing activities: Purchase of property and equipment — (18,277) Cash flows from financing activities: Payments on term debt (200,000) (100,000) Net borrowings on line of credit, net of loan costs 135,713 77,080 Payments on capital lease obligations — (20,789) Exercise of common stock options 760 4,827 Net cash used in financing activities (63,527) (38,882) Net decrease in cash and cash equivalents (1,778,479) (2,067,476) Cash and cash equivalents, beginning of period 2,664,004 6,908,128 Cash and cash equivalents, end of period $ 885,525 $ 4,840,652 See accompanying notes to financial statements. 5

TAPINFLUENCE, INC. Statements of Stockholders’ Deficit (Unaudited) Total Convertible Preferred Stock Additional Stockholders’ Series B-1 Series B Series A-1 Series A and AA Common Stock Paid-In Treasury Accumulated Equity Shares Amount Shares Amount Shares Amount Shares Amount Shares Amount Capital Stock Deficit (Deficit) Balance, December 31, 2016 12,620,678 $ 13,989,481 7,716,765 $ 4,965,673 6,586,050 $ 3,274,979 5,033,790 $ 894,621 9,761,020 $ 8,900 $ 200,062 $ (400,175) $ (19,227,037) $ 3,706,504 Exercise of common stock options — — — — — — — — 63,549 63 4,764 — — 4,827 Stock-based compensation — — — — — — — — — — 71,075 — — 71,075 Net loss — — — — — — — — — — — — (3,568,204) (3,568,204) Balance, December 31, 2017 12,620,678 13,989,481 7,716,765 4,965,673 6,586,050 3,274,979 5,033,790 894,621 9,824,569 8,963 275,901 (400,175) (22,795,241) 214,202 Exercise of common stock options — — — — — — — — 4,000 4 756 — — 760 Stock-based compensation — — — — — — — — — — 27,379 — — 27,379 Net loss — — — — — — — — — — — — (1,363,847) (1,363,847) Balance, June 30, 2018 12,620,678 $ 13,989,481 7,716,765 $ 4,965,673 6,586,050 $ 3,274,979 5,033,790 $ 894,621 9,828,569 $ 8,967 $ 304,036 $ (400,175) $ (24,159,088) $ (1,121,506) See accompanying notes to financial statements. 6

TAPINFLUENCE, INC. Notes to Financial Statements Note 1 - Description of Business and Summary of Significant Accounting Policies TapInfluence, Inc. (the "Company"), a Delaware corporation, was established on April 8, 2009. The Company works with brands and advertisers to identify bloggers and social media personalities ("Influencers") to create meaningful, brand-sponsored content and posts that better engages the target audience of the brands or advertisers. During 2017, the Company moved its headquarters from Denver, Colorado to Mountain View, California. Cash and Cash Equivalents The Company considers all highly liquid investment instruments purchased with an original maturity of three months or less from date of purchase to be cash equivalents. Accounts Receivable and Concentration of Credit Risk The Company provides an allowance for doubtful accounts equal to the estimated uncollectible outstanding trade accounts receivable. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change and that losses ultimately incurred could differ materially from the amounts estimated in determining the allowance. As of June 30, 2018, the allowance for doubtful accounts was approximately $128,000. The Company grants credit in the normal course of business to customers in the United States. The Company periodically performs credit analysis and monitors the financial condition of its customers to reduce credit risk. The Company performs ongoing credit evaluations of its customers but generally does not require collateral to support accounts receivable. At June 30, 2018, two customers accounted for a combined 51% of total accounts receivable. For the six months ended June 30, 2018, two customers accounted for a combined 31% of total revenues. Prepaid Expenses Prepaid expenses and deposits consist primarily of commissions, insurance, marketing, rent, and other operating expenses paid in advance. Property and Equipment Property and equipment are recorded at cost, net of accumulated depreciation and amortization. Equipment under capital leases is valued at the lower of fair value or net present value of the minimum lease payments at inception of the lease. Depreciation and amortization is computed utilizing the straight-line method over the estimated useful lives for owned assets, ranging from three to seven years, and the shorter of the related lease term or useful lives for equipment under capital leases and leasehold improvements. 7

TAPINFLUENCE, INC. Notes to Financial Statements Long-Lived Assets The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss is recognized when the sum of the undiscounted future net cash flows expected to result from the use of the assets and its eventual disposition is less than its carrying amount. The Company recorded an impairment charge of approximately $31,000 for the six months ended June 30, 2018 as a result of the pending abandonment of leased office space in Denver, Colorado. Debt Issuance Costs Debt issuance costs are amortized on a straight-line basis over the term of the related debt, which approximates the effective interest method. Amortization expense for the six months ended June 30, 2018 and 2017 was approximately $12,000 and $3,000, respectively. Derivative Financial Instruments The Company accounts for derivative instruments and freestanding warrants in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480-10 – Distinguishing Liabilities from Equity (“ASC 480”) and Topic 815 – Derivatives and Hedging (“ASC 815”), which requires additional disclosures about the Company’s objectives and strategies for using derivative instruments, how the derivative instruments are accounted for, and how the derivative instruments affect the financial statements. The Company does not use derivative instruments to hedge exposures to cash flow, market or foreign currency risk. Terms of convertible debt instruments are reviewed to determine whether or not they contain embedded derivative instruments that are required under ASC 815 to be accounted for separately from the host contract, and recorded on the balance sheet at fair value. The fair value of derivative liabilities, if any, is required to be revalued at each reporting date, with corresponding changes in fair value recorded in current period operating results. Freestanding warrants issued by the Company in connection with the issuance or sale of debt instruments are considered to be derivative instruments. Pursuant to ASC 480 and ASC 815, an evaluation of specifically identified conditions is made to determine whether the fair value of warrants issued is required to be classified as equity or as a derivative liability. The Company has determined that certain warrants issued to lenders and equity investors, which are exercisable for shares of the Company's Convertible Preferred Stock, shall be classified as liabilities due to certain anti-dilution provisions within the warrant agreements. Fair Value of Financial Instruments The Company’s financial instruments are recorded at fair value, which is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The valuation techniques are based on observable and unobservable inputs. Observable inputs reflect obtainable data from independent sources, while unobservable inputs reflect certain market assumptions. There are three levels of inputs that may be used to measure fair value: 8

TAPINFLUENCE, INC. Notes to Financial Statements Level 1: Valuation based on quoted market prices in active markets for identical assets or liabilities; Level 2: Valuation based on quoted market prices for similar assets and liabilities in active markets; or Level 3: Valuation based on unobservable inputs that are supported by little or no market activity, therefore requiring management’s best estimate of what market participants would use as fair value. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management. The Company does not have any Level 1 or 2 financial assets or liabilities. The Company’s Level 3 financial liabilities measured at fair value consisted of its derivative warrant liabilities (see Note 6) as of June 30, 2018. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and contract liabilities. Unless otherwise disclosed, the fair value of the Company’s long-term debt obligations approximate their carrying value based upon current rates available to the Company. Revenue Recognition and Contract Liabilities The Company's revenue consists of recurring monthly SaaS services, marketplace transactions, and professional services. SaaS services revenue is recognized as subscription revenue on a straight-line basis over the term of the contract. Customers typically pay an annual recurring charge for access to the Company's self-service technology platform. Under the Company's marketplace transactions, the customers generally engage third-party influencers from the Company's technology platform to perform the requested service. Marketplace transaction revenue is recognized and presented net of the amounts paid to influencers on the accompanying statements of operations. Professional service revenue represents campaigns where the Company provides fully managed services to customers. The Company recognizes revenue only when all of the following criteria have been met. Cash received or billings made prior to the following criteria being met are recorded as contract liabilities. • Persuasive evidence of an arrangement exists, • Delivery has occurred or services have been performed, • The fee for the arrangement is fixed or determinable, and • Collectibility is reasonably assured. Persuasive evidence of an arrangement exists - The Company documents all terms of an arrangement in the form of a written contract executed by the customer prior to recognizing revenue. 9

TAPINFLUENCE, INC. Notes to Financial Statements Delivery has occurred or services have been performed - The Company performs all services prior to recognizing revenue. Monthly services are considered to be performed ratably over the term of the arrangement. Professional consulting services are considered to be performed as the services are being provided. The fee for the arrangement is fixed or determinable - Prior to recognizing revenue, a customer's fee is either fixed or determinable under the terms of the written contract. Fees for most monthly services and professional consulting services are fixed under the terms of the written contract. Collectibility is reasonably assured - The Company determines that collectibility is reasonably assured prior to recognizing revenue. Collectibility is assessed on a customer-by-customer basis based on criteria outlined by management. The Company does not enter into contracts unless collectibility is reasonably assured at the outset. Income Taxes The Company recognizes deferred tax liabilities and assets based on the differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. The Company has provided a full valuation allowance on the deferred tax asset, consisting primarily of the net operating loss, because of uncertainty regarding its realizability. Utilization of the net operating losses, which expire at various times starting in 2029, may be subject to certain limitations under Section 382 of the Internal Revenue Code of 1986 as a result of certain ownership changes. The Company evaluates its tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions will more likely than not be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are not recorded as a tax benefit or expense in the current year. Interest and penalties, if applicable, are recorded in the period assessed as general and administrative expenses. No interest or penalties have been assessed during the six months ended June 30, 2018 or 2017. The Tax Cuts and Jobs Act ("Tax Act") was signed into law on December 22, 2017. The Tax Act includes significant changes to the U.S. corporate income tax system, including a federal corporate rate reduction from 35% to 21% effective January 1, 2018; limitations on the deductibility of interest expense and executive compensation; eliminating the corporate alternative minimum tax ("AMT") and changing how existing AMT credits can be realized; changing the rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017; and the transition of U.S. international taxation from a worldwide tax system to a territorial tax system. Changes to the Company's net deferred tax asset associated with the Tax Act were offset by a change in the income tax valuation allowance. Advertising Costs The Company expenses advertising costs as incurred. Advertising expense for the six months ended June 30, 2018 and 2017 was approximately $200 and $5,400, respectively. Research and Development Costs Expenditures made for research and development are charged to expense as incurred. 10

TAPINFLUENCE, INC. Notes to Financial Statements Stock-Based Compensation The Company recognizes expenses for employee services received in exchange for share-based awards based on the grant-date fair value of the awards and recognizes compensation expense over the employee’s requisite service period, net of estimated forfeitures. The Company accounts for share-based awards to non-employees based on the fair value at the grant date and recognizes the expense over the related service period. Segment Reporting The Company does not identify separate operating segments for management reporting purposes. The results of operations are the basis on which management evaluates operations and makes business decisions. Use of Estimates The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Recently Issued Accounting Pronouncements In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (“Topic 606”). Topic 606 supersedes the revenue recognition requirements in Accounting Standards Codification Topic 605, Revenue Recognition, and most industry-specific guidance throughout the industry topics of the codification. Under Topic 606, an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Topic 606 also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. The Company is in the process of evaluating the effects of Topic 606 on its financial statements but does not expect significant changes to revenue recognition as a result. In February 2016, the FASB issued ASU No. 2016-02, Leases (“Topic 842”). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition on the income statement and statement of cash flows. The new standard is effective for fiscal years beginning after December 15, 2019. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company is in the process of evaluating the effects of Topic 842 on its financial statements. 11

TAPINFLUENCE, INC. Notes to Financial Statements Note 2 - Balance Sheet Disclosures Property and equipment consist of the following: June 30, 2018 Furniture and equipment $ 52,859 Computers 37,064 Software 2,997 92,920 Less accumulated depreciation and amortization (53,090) $ 39,830 Depreciation and amortization expense for the six months ended June 30, 2018 and 2017 was approximately $19,000 and $65,000, respectively. As of June 30, 2018, the Company determined that certain computers were considered impaired as a result of the abandonment of equipment related to terminated office space. Consequently, the Company recorded impairment of approximately $31,000 at June 30, 2018, and a corresponding reduction in computers cost of approximately $79,000 and accumulated depreciation of $48,000. Accrued expenses and other current liabilities consist of the following: June 30, 2018 Accrued influencer costs $ 1,009,965 Other accrued expenses 499,835 Accrued interest 9,948 $ 1,519,748 Note 3 - Fair Value Accounting In conjunction with the issuance of long-term debt (see Note 4), the Company issued freestanding warrants for the purchase of its Series B Convertible Preferred Stock (the “Warrants”). The Warrants contain a certain anti-dilution feature provision triggered upon the occurrence of future securities issuances at a per share price less than the then-current exercise price of the Warrants. In accordance with ASC 815, this anti-dilution feature causes the entire Warrant to be classified as liabilities. As a result, the Warrants were recorded at fair value on the date of issuance and are being remeasured each reporting period with the change in fair value of the Warrants being recorded in the statement of operations as a nonoperating gain or loss. The Warrants expire 10 years from issuance and are being valued using a Black-Scholes pricing model, incorporating the following assumptions at June 30, 2018. Equivalent risk-free rate 2.73% - 2.85% Time to maturity 5.4 – 7.8 years Dividend yield 0.00% Volatility 70.00% For the six months ended June 30, 2018 and 2017, the Warrants decreased in fair value by $2,235 and 12

TAPINFLUENCE, INC. Notes to Financial Statements $2,344, respectively, which was recorded as change in fair value of derivative warrant liabilities on the statements of operations. At June 30, 2018, all of the outstanding Warrants are exercisable and have a weighted average remaining contractual life of 6.3 years, however all Warrants were effectively canceled as a result of the merger with IZEA Worldwide, Inc. (see Note 7). Financial instruments carried at fair value are classified in the tables below in one of the three categories described previously. As of June 30, 2018: Description Level 1 Level 2 Level 3 Total Derivative warrant liabilities $ - $ - $ 80,551 $ 80,551 There were no changes to the valuation method used during the six months ended June 30, 2018 and 2017. Level 3 Changes The following is a reconciliation of the beginning and ending balances for derivative warrant liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the six months ended June 30, 2018: June 30, 2018 Balance, beginning of period $ 82,786 Issuances - Unrealized gain included in earnings (2,235) Balance, end of period $ 80,551 Note 4 – Long-Term Debt The Company has a credit agreement with a bank that provides for a term loan and a revolving line-of-credit for aggregate borrowings of up to $5,000,000, collateralized by all assets of the Company and subject to defined financial performance and reporting covenants (“Credit Agreement”). As described further in Note 6, the Company issued Warrants to the bank in conjunction with the Credit Agreement, the initial fair value of which was recorded as a debt discount. In January 2018, the Company refinanced their outstanding debt into a new financing agreement, at which time approximately $11,000 in previously unamortized debt discount was written off through interest expense on the accompanying statement of operations for the six months ended June 30, 2018. Advances under the revolving line of credit are available through January 2019, and total borrowings, including the term loan, shall not exceed $5,000,000 and are limited to 85% of the eligible accounts receivable, which will be required to be remitted to a lockbox of the bank. The term loan shall not 13

TAPINFLUENCE, INC. Notes to Financial Statements exceed $1,200,000, bears interest at the greater of prime plus 1.25% or 4.75%, and is payable in equal monthly principal installments calculated over a 24-month period with a maturity date of October 25, 2019. Term Loan Interest on the term loan was payable in monthly installments through April 24, 2017, at which time equal monthly installments of principal plus accrued interest are to be paid monthly through maturity on September 25, 2019. Principal on the term loan, once repaid, may not be reborrowed. Outstanding balances on the term loan accrue interest at the greater of 1.25% plus the prime rate then in effect, or 5.00% (6.25% at June 30, 2018). As of June 30, 2018, the balance on the term loan was $900,000, of which $600,000 is due and payable by June 30, 2019 and $300,000 is due and payable between June 30, 2019 and December 31, 2019. Revolving Line of Credit The line of credit is subject to defined borrowing base restrictions and accrues interest at the greater of 0.50% plus the prime rate then in effect, or 4.00% (5.50% at June 30, 2018). Interest is due monthly, and all accrued interest and outstanding principal is due at maturity on July 24, 2018. As of June 30, 2018, the outstanding balance on the line of credit was $716,834, and is being classified as long-term debt, net, current portion on the accompanying balance sheet. Note 5 - Commitments and Contingencies Operating Leases The Company leases facilities and equipment under non-cancelable operating leases. Rent expense for the six months ended June 30, 2018 and 2017 was approximately $76,000 and $207,000, respectively. Future minimum lease payments under these leases are approximately $79,000 for the period from July 1, 2018 to December 31, 2018. Litigation In the normal course of business, the Company is party to litigation from time to time. The Company maintains insurance to cover certain actions and believes that resolution of such litigation will not have a material adverse effect on the Company. Note 6 - Stockholders' Equity At June 30, 2018, the Company was authorized to issue 50,983,662 shares of common stock and 32,156,754 shares of Convertible Preferred Stock. Both classes of stock have a $0.001 per share par value. Convertible Preferred Stock At June 30, 2018, 12,704,515 shares of the authorized Convertible Preferred Stock were designated Series B-1 Preferred Stock ("Series B-1"). In February 2016, certain convertible debt instruments in 14

TAPINFLUENCE, INC. Notes to Financial Statements the principal amount of $1,550,000, plus accrued interest in the amount of $48,296, were automatically converted into 1,680,105 shares of Series B-1 due to a qualified financing round (the “Notes”). The Notes were converted at a price of 85% of the per share price paid in the qualified financing round, which resulted in the recognition of a beneficial conversion feature in the amount of $282,007 that was recorded as additional paid-in capital and interest expense. At June 30, 2018, 7,716,765 shares of the authorized Convertible Preferred Stock were designated Series B Preferred Stock ("Series B") and are currently outstanding. At June 30, 2018, 6,586,050 shares of the authorized Convertible Preferred Stock were designated Series A-1 Preferred Stock ("Series A-1") and are currently outstanding. At June 30, 2018, 3,033,750 shares of the authorized Convertible Preferred Stock were designated Series A Preferred Stock ("Series A") and are currently outstanding. At June 30, 2018 and December 31, 2017, 2,000,040 shares of the authorized Convertible Preferred Stock were designated Series AA Preferred Stock ("Series AA") and are currently outstanding. The Series B-1, Series B, and Series A-1 are collectively referred to as "Senior Preferred." The Series A and Series AA are collectively referred to as "Junior Preferred." The Series B-1, Series B, Series A-1, Series A, and Series AA are collectively referred to as "Series Preferred." Conversion Each share of Series Preferred is convertible, at the option of the holder thereof, at any time after the date of issuance of such share, into common stock. The number of shares of common stock to which a holder of Series Preferred can convert is obtained by multiplying the conversion rate that is in effect by the number of shares of Series Preferred being converted. The conversion rate is determined by dividing the applicable original issue price by the applicable Series Preferred conversion price (initially the original purchase price, as adjusted for certain dilutive events). Each share of Series Preferred will be automatically converted into shares of common stock (based on the then-effective Series Preferred conversion price) if there is an affirmative election of the holders of (i) at least a majority of the outstanding shares of Series A-1 and Series B-1, voting as a separate class, or (ii) at least 58% of the outstanding shares of Series B, voting as a separate class, or immediately upon closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company in which the per-share price to the public is at least three times the Series B-1 original issue price and the gross cash proceeds to the Company (before underwriting discounts, commissions, and fees) are at least $25,000,000. Voting Rights Each holder of shares of the Series Preferred shall be entitled to the number of votes equal to the number of shares of common stock into which such shares of Series Preferred could be converted and generally shall vote together with the common stock. 15

TAPINFLUENCE, INC. Notes to Financial Statements For so long as any shares of Junior Preferred remain outstanding, the vote or written consent of the holders of the majority of the outstanding shares of such Junior Preferred shall be necessary for effecting or validating defined significant events that would adversely affect the holders of Junior Preferred. For so long as any shares of Senior Preferred remain outstanding, the vote or written consent of the holders of more than 75%, 58%, and 75% of the outstanding Series A-1, Series B, or Series B-1, respectively, is necessary for effecting or validating defined significant events. Dividend Rights The holders of Senior Preferred are entitled to receive, when, as, and if declared by the Board of Directors and out of funds legally available, non-cumulative dividends, at a rate equal to 8% of the original issuance price per share, per annum, payable in preference and priority to any payment of any dividend on common stock. So long as any share of Senior Preferred is outstanding, no dividends or other distributions shall be made with respect to the common stock except under certain defined circumstances. If any dividends are paid on common stock, the holders of Senior Preferred are entitled to an equal per-share amount on an as-if-converted-to-common-stock basis. No dividends have been declared as of June 30, 2018. Liquidation Preference In accordance with the articles of incorporation, upon a defined event of acquisition or asset transfer, liquidation, dissolution, or winding up of the Company, any amounts that are available for distribution are to be paid out to its shareholders in the following order of preference, in amounts equal to the per-share original issue price (as adjusted for certain dilutive events) plus any declared and unpaid dividends, which are as follows as of June 30, 2018: Series B-1 $ 14,122,570 Series B $ 5,005,094 Series A-1 $ 3,274,979 Series A and AA $ 894,621 If the assets of the Company are insufficient to make payments in full to a class of holders of Preferred Stock, in the order of preference previously described, then remaining assets shall be distributed among the holders of that class of Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled and the holders of lower preference shares will receive nothing. Upon payment of all preferential amounts required to be paid to the Series Preferred, the holders of common stock and Senior Preferred shall be entitled to receive a ratable portion, calculated on an as-if-converted basis, of the remaining assets of the Company available for distribution to its shareholders. Redemption Rights If 75%, 58%, and 75% of the holders of Series A-1, Series B, and Series B-1, respectively, voting as a separate class, give written demand for redemption, the Company shall redeem shares by making three annual payments of 33.33% of the liquidation preference beginning on the date of demand, but not prior to five years from the original issue date. 16

TAPINFLUENCE, INC. Notes to Financial Statements Treasury Stock The Company's Board of Directors has authorized the purchase of shares of the Company's common stock. Subject to applicable security laws, repurchases may be made at such times, and in such amounts, as the Company deems appropriate. As of June 30, 2018, the Company had repurchased 2,648,110 shares. Stock Options On January 14, 2010, the Company adopted the 2009 Stock Incentive Plan (the "Plan"). The Plan has since been amended and restated to authorize the Company to grant incentive and non-qualified stock options to acquire up to 11,188,304 shares of the Company's common stock to employees, directors, and consultants. Options generally vest over four years and expire after a maximum of ten years. A summary of option activity under the Plan is as follows for the six months ended June 30, 2018: Weighted Number of Average Options Exercise Price Outstanding - December 31, 2017 6,325,719 $ 0.14 Granted - - Exercised (4,000) 0.19 Forfeited or expired (1,164,596) 0.19 Outstanding – June 30, 2018 5,157,123 $ 0.14 Exercisable – June 30, 2018 4,048,645 $ 0.12 Intrinsic value in the table above represents the difference between the Company’s stock price on June 30, 2018 and the options exercise price times the number of shares that would have been received by the option holders had they exercised their options on June 30, 2018. Total intrinsic value related to outstanding options and outstanding and exercisable options at June 30, 2018 was approximately $322,000 and $303,000, respectively. The following table summarizes information about non-vested shares: Weighted Number of Average Options Exercise Price Non-vested – January 1, 2018 2,899,532 $ 0.12 Granted - - Vested (946,454) 0.19 Forfeited (844,600) 0.19 Non-vested – June 30, 2018 1,108,478 $ 0.19 Total compensation cost for stock-based compensation awards was approximately $27,000 and $43,000 for the six months ended June 30, 2018 and 2017, respectively. 17

TAPINFLUENCE, INC. Notes to Financial Statements As of June 30, 2018, there was approximately $68,000 of total unrecognized compensation cost related to non-vested awards, which is expected to be recognized over a weighted-average period of 2.2 years. Warrants The Company has a Credit Agreement with a bank (see Notes 3 and 4). In connection with the Credit Agreement, the Company issued Warrants to the bank to purchase shares of the Company’s Series B stock at $0.6486 per share, based on defined borrowing formulas. The Company issued a total of 157,523 warrants through the year ended December 31, 2016, all of which remained outstanding at June 30, 2018. The warrants expire 10 years from issuance, and are being classified as liabilities, with fair value remeasured each reporting period. Note 7 – Subsequent Events The Company has evaluated all subsequent events through October 9, 2018, the date these financial statements were available to be issued. With the exception of the matter discussed below, there were no material subsequent events that required recognition or additional disclosure in these financial statements. On July 26, 2018, the Company completed its merger with IZEA Worldwide, Inc. (“IZEA”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 11, 2018 (the “Merger Agreement”), by and among IZEA, IZEA Merger Sub, Inc., TapInfluence, certain stockholders of TapInfluence and the stockholders’ representative, as amended by Amendment No. 1 thereto, dated as of July 20, 2018. At closing, IZEA paid to the Company stockholders the sum of $1,500,000 less an estimated closing working capital adjustment of negative $181,633 in cash, and issued 1,150,000 shares of IZEA’s common stock valued at $1,759,500 based on the $1.53 closing market price of IZEA’s common stock on July 26, 2018. IZEA has agreed to pay the Company stockholders an additional aggregate of $4,500,000 (fair valued at approximately $4,126,000 at the merger date) in the form of cash, common stock or a combination thereof, at IZEA’s option, in two installments - $1,000,000 six months after the closing date of the merger and $3,500,000 twelve months after the closing date of the merger. Effective with the Merger Agreement, the Company is operating as a wholly-owned subsidiary of IZEA. None of the Company’s equity or related stock-based arrangements and outstanding securities, in existence at the closing of the Merger Agreement, were retained and were effectively canceled. 18